Q4 2022 Results February 2, 2023

Q4 2022 Results Not for Product Promotional Use Forward Looking Statements and Non-GAAP Financial Information 2 This presentation contains statements about Bristol-Myers Squibb Company’s (the “Company”) future financial results, plans, business development strategy, anticipated clinical trials, results and regulatory approvals that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Actual results may differ materially from those expressed in, or implied by, these statements as a result of various factors, including, but not limited to, (i) new laws and regulations, (ii) our ability to obtain, protect and maintain market exclusivity rights and enforce patents and other intellectual property rights, (iii) our ability to achieve expected clinical, regulatory and contractual milestones on expected timelines or at all, (iv) difficulties or delays in the development and commercialization of new products, (v) difficulties or delays in our clinical trials and the manufacturing, distribution and sale of our products, (vi) adverse outcomes in legal or regulatory proceedings, (vii) risks relating to acquisitions, divestitures, alliances, joint ventures and other portfolio actions and (viii) political and financial instability, including changes in general economic conditions. These and other important factors are discussed in the Company’s most recent annual report on Form 10-K and reports on Forms 10-Q and 8-K. These documents are available on the U.S. Securities and Exchange Commission’s website, on the Company’s website or from Bristol-Myers Squibb Investor Relations. No forward-looking statements can be guaranteed. In addition, any forward-looking statements and clinical data included herein are presented only as of the date hereof. Except as otherwise required by applicable law, the Company undertakes no obligation to publicly update any of the provided information, whether as a result of new information, future events, changed circumstances or otherwise. This presentation includes certain non-generally accepted accounting principles (“GAAP”) financial measures that we use to describe the Company’s performance. The non-GAAP financial measures are provided as supplemental information and are presented because management has evaluated the Company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the Company’s baseline performance, supplement or enhance management’s, analysts’ and investors’ overall understanding of the Company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods. This presentation also provides certain revenues and expenses excluding the impact of foreign exchange (“Ex-FX”). We calculate foreign exchange impacts by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results. Ex-FX financial measures are not accounted for according to GAAP because they remove the effects of currency movements from GAAP results. The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable financial measure are available on our website at www.bms.com/investors. Also note that a reconciliation of forward-looking non-GAAP operating margin is not provided because a comparable GAAP measure is not reasonably accessible or reliable due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. Namely, we are not, without unreasonable effort, able to reliably predict the impact of the unwind of inventory purchase price adjustments, accelerated depreciation and impairment of property, plant and equipment and intangible assets, and stock compensation resulting from acquisition-related equity awards, or currency exchange rates. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. These items are uncertain, depend on various factors and may have a material impact on our future GAAP results.

Giovanni Caforio, MD Chairman of the Board and Chief Executive Officer 3

Q4 2022 Results Not for Product Promotional Use Q4 & Full Year 2022 Performance 4 Strong Commercial Execution Global Net Sales 3 first-in-class medicines launched in 2022 Q4:~$11.4B (5%) YoY; (1%) Ex-FX* Earnings Per Share (EPS) Q4: GAAP $0.95, (11%) YoY Non-GAAP* $1.82, (1%) YoY Strong Financial Execution In-Line Brands & New Product Portfolio: FY: GAAP $2.95, (5%) YoY; Non-GAAP* $7.70, +8% YoY +9% YoY; +13% Ex-FX*FY:~$35.4B 1Sales growth on reported & ex-FX basis 2023 Guidance Total Sales Non-GAAP EPS* Reflects continued top & bottom-line growth ~2% YoY Growth1 $7.95 - $8.25 $4.03 - $4.33 FY:~$46.2B in-line YoY; +3% Ex-FX* +7% YoY; +12% Ex-FX*Q4:~$9.0B *See “Forward-Looking Statements and Non-GAAP Financial Information” GAAP EPS*

Delivered on Our Commitments

Key Milestones in 2022

Opdivo (+/- Yervoy)	U.S./EU expected approvals: ✔ 1L ESCC (CM-648) ✔ Neo-adj lung EFS (CM-816) (U.S.) ✘ Adj. RCC (CM-914)	**Reblozyl**	✔ 1L MDS Ph3 (COMMANDS)
Opdualag	✔ 1L melanoma U.S. approval ✔ 1L melanoma EU approval ✔ Initiation 2L+ CRC Ph3	**mezigdomide**	✔ 4L+ MM Ph1/2 ✔ Initiation triplet 2L+ MM Ph3
bempeg	✘ 1L melanoma ✘ 1L renal ✘ 1L bladder ✘ Neo-adj. cis-ineligible MIBC	**Sotyktu**	✔ PsO U.S. approval ✔ SLE Ph2
Breyanzi	✔ 2L LBCL U.S. approval ✔ 3L+ LBCL EU approval	**cendakimab**	✔ AD Ph2[1]
Abecma	✔ 2L+ MM Ph2 (KarMMa-2) ✔ 3L-5L MM Ph3 (KarMMa-3)	**Camzyos**	✔ oHCM U.S. approval ✔ oHCM Ph3 (VALOR) ✔ Initiation nHCM Ph3 (ODYSSEY-HCM)
iberdomide	✔ Initiation 2L+ MM Ph3 (EXCALIBER)	**milvexian**	✔ SSP Ph2

Milestones represent data readouts unless otherwise specified
To be expanded to include regulatory milestones pending future registrational successes
[1]Met primary endpoint; no plan to move to registrational trials

Bristol Myers Squibb | Q4 2022 Results
Not for Product Promotional Use 5

New Product Portfolio Significantly De-Risked with Important Catalysts Ahead

$10B - $13B
Risk-Adjusted Sales


Other**
Camzyos
Sotyktu
Reblozyl
Breyanzi
Zeposia

2025

Key Milestones

Beyond

- Camzyos nHCM
- Sotyktu SLE
- Opdualag 1L NSCLC
- Opdualag Adj. Mel
- Opdualag 2L+ MSS CRC

Planned Next 1-2 Years

- ✓ Breyanzi 3L+ CLL[1]
- Breyanzi 3L+ iNHL
- Reblozyl MF
- Sotyktu PsA
- Zeposia CD

Milestones Already Delivered that De-Risk 2025-2030 and Beyond

- ✓ Zeposia MS
- ✓ Reblozyl 2L TD MDS
- ✓ Breyanzi 3L+ LBCL
- ✓ Abecma 5L+
- ✓ Zeposia UC
- ✓ Camzyos oHCM
- ✓ Sotyktu PsO
- ✓ Opdualag 1L Mel FDC
- ✓ Breyanzi 2L LBCL
- ✓ Abecma 3-5L[1]
- ✓ Reblozyl 1L MDS[1]
- ✓ Onureg AML maint.

$25B+
Non-Risk Adjusted*


$4B+
$4B+
$4B+
$4B+
$3B+
$3B+
$1B+

CAMZYOS
Opdualag
SOTYKTU
Reblozyl
Breyanzi
ZEPOSIA
Abecma

2030

Bristol Myers Squibb | Q4 2022 Results

*Non-risk adjusted revenue potential, subject to positive registrational trials and health authority approval
**Other includes: Abecma, Onureg, Inrebic, and Opdualag
Financial projections may contain non promoted sales, BMS promotes only according to label
[1]Data in-house, subject to regulatory approval

Not for Product Promotional Use 6

Q4 2022 Results Not for Product Promotional Use 2023 Key Milestones Opdivo (+/- Yervoy) Early Stage:  Neo-adjuvant NSCLC Ph3 (CM-816) approval in EU Metastatic  1L mCRPC Ph3 (CM-7DX) Opdualag  1L NSCLC Ph2 repotrectinib  ROS1+ NSCLC (TRIDENT-1) U.S. filing Abecma  3-5L MM Ph3 (KarMMa-3) filing  Initiation NDMM Ph3 (KarMMa-9) Breyanzi  2L TE LBCL EU approval  3L+ CLL Ph1/2 (TRANSCEND-CLL)  3L+ FL Ph2 (TRANSCEND- FL) Near-term Catalysts Across Diversified Portfolio 7Milestones represent data read-outs unless otherwise specified To be expanded to include regulatory milestones pending future registrational successes iberdomide  Initiation of pivotal post-transplant maintenance H2H vs Revlimid Reblozyl  1L MDS (COMMANDS) U.S. filing Sotyktu  Mod-to-severe PsO EU approval1  CD Ph2 (IM011-023)  UC Ph2 (IM011-127) LPA1 Antagonist  Initiation IPF Ph3  PPF Ph2 (IM027- 040) Camzyos  oHCM EU approval milvexian  Initiation Ph3 program2,3 2024/2025 Key Milestones Opdivo (+/- Yervoy) Metastatic:  1L HCC Ph3 (CM-9DW)  1L+ MSI High CRC Ph3 (CM-8HW) Early Stage:  Peri-adj NSCLC Ph3 (CM-77T)  Peri-adj MIBC Ph3 (CM-078)  Adj HCC Ph3 (CM-9DX)  Stage III Unresectable NSCLC Ph3 (CM-73L)  Adj NSCLC Ph3 (ANVIL, co-op group) Opdualag  1L HCC Ph2  2L HCC Ph2  2L+ MSS mCRC Ph3 alnuctamab BCMA TCE  Initiation MM Ph3 Reblozyl  1L MF Ph3 (INDEPENDENCE) cendakimab  EoE Ph3 Sotyktu  PsA Ph3 Zeposia  CD maintenance Ph3 (YELLOWSTONE) 1Positive CHMP opinion received in Jan. ’23 2SSP, ACS, AF trials conducted by Janssen 3SSP Phase 3 trial initiated in Jan. ’23

Delivered Significant Financial & Portfolio Milestones Through Strong Execution

~3 Year Financial Achievements[1]

Sales growth	High single-digit
Non-GAAP EPS growth[2]	Mid-20s
Cost synergies	$3B+
Significant Operating Cash Flow[3]	$40B+

~3 Year Portfolio Achievements[4]

New products delivered	9

Reblozyl (luspatercept-aamt) · SOTYKTU (deucravacitinib) · INREBIC (fedratinib) capsules · Breyanzi · Opdualag (nivolumab and relatlimab-rmbw) · Abecma (idecabtagene vicleucel) · ONUREG (azacitidine) tablets · CAMZYOS (mavacamten) capsules · ZEPOSIA (ozanimod)

3 First-in-Class Assets Approved in 2022

BD execution	MYOK, TPTX
Added new indications across portfolio	15+

Strengthens Foundation for Portfolio Renewal & Long-Term Growth

[1]Financial Achievements from 2020-2022; Sales and Non-GAAP EPS based on non-compounded growth
[2]Non-GAAP EPS calculation excludes Acquired IPR&D impact from the MYOK acquisition in 2020; including this impact, the non-GAAP EPS growth rate would be in excess of 500%
[3]Operating cashflow generated from 2020 to 2022
[4]Portfolio Achievements from 2H'19 - 2022

Bristol Myers Squibb | Q4 2022 Results
Not for Product Promotional Use 8

Q4 2022 Results Not for Product Promotional Use Multiple Paths for Long-Term Growth 9 On track to deliver • Low-to-mid single digit revenue CAGR* • $8B - 10B growth from in-line brands (primarily I-O & Eliquis) • $10B - 13B from New Product Portfolio • 40%+ operating margin** 2025 Revenues LOE Brands 2030 Revenues Additional growth from New Product Portfolio Next Wave of innovation: 6 registrational stage assets Optionality from early- stage pipeline & BD 2025-2030 2020-2025 *At constant exchange rates on a risk-adjusted basis; **See "Forward-Looking Statements and Non-GAAP Financial Information“ and “Bristol Myers Squibb Company Reconciliation of Certain GAAP Line Items to Certain Non-GAAP Line Items” Financial projections may contain non promoted sales, BMS promotes only according to label Continued growth reflected in 2023 guidance

David Elkins Executive Vice President and Chief Financial Officer 10

Not for Product Promotional UseQ4 2022 Results Strong Total Company Performance 11 Total Company Sales ~$46.2B in-line YoY, +3% ex-FX $B FY 22 Net Sales* YoY % Ex-FX % Total Company $46.2 - +3% In-Line Products $33.3 +7% +11% New Product Portfolio $2.0 +87% +92% In-Line Products & New Product Portfolio $35.4 +9% +13% Recent LOEs1 $10.8 (23%) (22%) 1Recent LOE Brands = Revlimid & Abraxane $32.4 $35.4 $14.0 $10.8 2021 2022 Recent LOEs In-Line & New Products *Amounts may not add due to rounding

New Product Portfolio Sales Performance

Sales nearly doubled vs PY



$M
$353
$20
$25
$40
$48
$69
$151
Q4 2021
$645
$7
$16
$23
$37
$55
$79
$104
$125
$199
Q4 2022
Reblozyl
Onureg
Abecma
Inrebic
Opdualag
Camzyos
Zeposia
Sotyktu
Breyanzi



$M
$1,083
$74
$73
$87
$134
$164
$551
FY 2021
$2,030
$8
$24
$85
$124
$182
$250
$252
$388
$717
FY 2022
Reblozyl
Onureg
Abecma
Inrebic
Opdualag
Camzyos
Zeposia
Sotyktu
Breyanzi

Bristol Myers Squibb™ | Q4 2022 Results

Not for Product Promotional Use 12

Q4 & Full Year 2022 Solid Tumor product summary

Global Net Sales ($M)

	Q4 2022	YoY	Ex-FX	FY 2022	YoY	Ex-FX
OPDIVO (nivolumab)	$2,216	+11%	+16%	$8,249	+10%	+14%
YERVOY (ipilimumab)	$568	+4%	+9%	$2,131	+5%	+10%
Abraxane	$179	(41%)	(39%)	$811	(31%)	(30%)
Opdualag (nivolumab and relatlimab-rmbw)	$104	---	---	$252	---	---

Opdivo

- U.S. growth driven by demand in 1L lung, 1L renal, 1L gastric, adj. esophageal, adj. bladder cancer & neoadjuvant lung
- Ex-U.S. growth from 1L lung, upper GI cancers & timing of shipments vs PY
- Continued growth expected from current & expanded indications

Opdualag

- 3rd approved I-O agent; potential to be a new SOC in 1L melanoma
- U.S. growth driven by strong demand; share in the high teens

Bristol Myers Squibb | Q4 2022 Results

Not for Product Promotional Use 13

Q4 2022 Results Not for Product Promotional Use Q4 & Full Year 2022 Cardiovascular product summary 14 • U.S. robust demand & gross-to-net adjustments offset by timing of wholesaler buying patterns in Q4’22 vs PY • Ex-U.S. continues to be #1 OAC in key international markets; impacted by some generic entry (UK/NL & Canada) & pricing measures ````` YoY Ex-FX YoY Ex-FX $2,688 +1% +6% $11,789 +10% +14% • Significant increase in REMS certified HCPs, total treated patients & commercial dispensed patients • EU approval in oHCM expected mid-year • VALOR: U.S. PDUFA date June 16, 2023 As of Sept 30, 20221 As of Dec 31, 20221 REMS Certified physicians >2000 >2600 Patients in Hub >1100 >1800 Patients on commercial drug >350 >900 First-in-class myosin inhibitorBest-in-class & leading OAC within category Q4 2022 FY 2022 Global Net Sales ($M) ````` YoY Ex-FX YoY Ex-FX $16 -- -- $24 -- -- Q4 2022 FY 2022 1Source: BMS Internal Analysis

Q4 2022 Results Not for Product Promotional Use Q4 & Full Year 2022 Hematology product summary 15 Revlimid – Impact from Gx entry; FY 2023 revenue projection ~$6.5B Pomalyst – Increased demand as patients move into earlier lines, extending treatment duration % YoY Ex-FX YoY Ex-FX $2,260 (32%) (31%) $9,978 (22%) (21%) $877 +3% +6% $3,497 +5% +8% $578 +4% +8% $2,165 +2% +6% $71 (12%) (7%) $296 (11%) (7%) Q4 2022 FY 2022 YoY Ex-FX YoY Ex-FX $199 +32% +34% $717 +30% +32% $125 +81% +87% $388 ** ** $55 +38% +48% $182 ** ** $37 +48% +52% $124 +70% +74% $23 +15% +15% $85 +15% +16% Q4 2022 FY 2022 **In excess of 100% Reblozyl • Robust U.S. demand with progress in increasing treatment duration & patient adherence • Continued expansion in international markets based on reimbursement timing Abecma & Breyanzi – Strong demand supported by increased manufacturing capacity Global Net Sales ($M)

Q4 & Full Year 2022 Immunology product summary

Global Net Sales ($M)

	Q4 2022	YoY %	Ex-FX %	FY 2022	YoY %	Ex-FX %
ORENCIA (abatacept)	$913	+6%	+9%	$3,464	+5%	+8%
ZEPOSIA (ozanimod)	$79	+65%	+69%	$250	+87%	+93%

Zeposia

- Strong demand growth including expansion into UC
- Continuing to improve formulary access; achieved 0 or 1 step edit across several plans

	Q4 2022	YoY	Ex-FX	FY 2022	YoY	Ex-FX
SOTYKTU (deucravacitinib)	$7	--	--	$8	--	--

First-in-class selective allosteric TYK2 inhibitor

- Very encouraging HCP feedback & strong early adoption
- Focused on driving demand to enable broader access in 2024
- Positive CHMP Opinion in mod-to-severe PsO in Jan. ’23

	As of Dec 31, 2022[1]
Volume	>2000 TRx Equivalent
Market Share[2]	~25-30%
Source of Business	• Systemic-naïve (~1/3) • Otezla-experienced (~1/3) • Biologic-experienced (~1/3)

[1]Source: BMS Internal Analysis
[2]Market share of written oral prescriptions in NBRx sourced from BrandImpact

Bristol Myers Squibb | Q4 2022 Results
Not for Product Promotional Use 16

Q4 2022 Results Not for Product Promotional Use US GAAP Non-GAAP $ in billions, except EPS Q4 2022 FY 2022 Q4 2022 FY 2022 Total Revenues, net 11.4 46.2 11.4 46.2 Gross Margin % 77.3% 78% 77.9% 78.8% Operating Expenses1 4.8 17.3 4.8 16.9 Acquired IPR&D 0.1 0.8 0.1 0.8 Amortization of Acquired Intangibles 2.3 9.6 - - Effective Tax Rate (8.9%) 17.7% 10.9% 15.3% Diluted EPS 0.95 2.95 1.82 7.70 Diluted Shares Outstanding (# in millions) 2,124 2,146 2,124 2,146 Q4 & Full Year 2022 Financial Performance 17 US P Non- P* Diluted EPS Impact from Acquired IPR&D2 (0.01) (0.24) (0.01) (0.24) 1 Operating Expenses = MS&A and R&D 2Comprises the net impact from Acquired IPRD & Licensing income *See “Forward-Looking Statements and Non-GAAP Financial Information”

Balanced Approach to Capital Allocation

Cash flow from Operations $B


$4.1
$3.8
$2.3
$3.7
$3.3
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022

$B	Q4 2022
Total Cash*	~$9.3B
Total Debt	~$39.3B

Strong operating cash flow generation

Business Development

- Prioritize opportunities to further diversify portfolio & strengthen long-term outlook

Balance Sheet Strength

- Debt reduction: ~$5B debt paid in 2022
- Maintain strong investment-grade credit rating

Returning Cash to Shareholders

- Continued annual dividend growth**
  - 14th consecutive dividend increase
- Opportunistic share repurchase
  - ~$7.2B remaining authorization

*Cash includes cash, cash equivalents and marketable debt securities
**Subject to Board approval

Bristol Myers Squibb | Q4 2022 Results
Not for Product Promotional Use 18

2023 Guidance

	US GAAP*	Non-GAAP*
Total Net Sales Reported Rates	~2% increase	~2% increase
Total Net Sales Ex-FX	~2% increase	~2% increase
Revlimid	~$6.5 billion	~$6.5 billion
Gross Margin %	~77%	~77%
Operating Expenses[1]	Mid-single digit decline	Low-single digit decline
Tax Rate	~22%	~17%
Diluted EPS	$4.03 - $4.33	$7.95 - $8.25

[1]Operating Expenses = MS&A and R&D, excluding Acquired IPR&D and Amortization of acquired intangibles
*See "Forward-Looking Statements and Non-GAAP Financial Information"

Bristol Myers Squibb | Q4 2022 Results
Not for Product Promotional Use 19

20 Giovanni Caforio, MD Chairman of the Board, Chief Executive Officer Chris Boerner, PhD Executive VP, Chief Commercialization Officer David Elkins Executive VP, Chief Financial Officer Samit Hirawat, MD Executive VP, Chief Medical Officer, Global Drug Development

Q4 2022 Results Not for Product Promotional Use Year-Ended December 31 2020 2021 2022 Total Revenues $42,518 $46,385 $46,159 Gross Profit $30,745 $36,445 $36,022 Specified items (a) $3,300 $603 $356 Gross Profit excluding specified items $34,045 $37,048 $36,378 Marketing, Selling and Administrative $7,661 $7,690 $7,814 Specified items (a) ($279) ($3) ($79) Marketing, Selling and Administrative excluding specified items $7,382 $7,687 $7,735 Research and Development $10,048 $10,195 $9,509 Specified items (a) ($903) ($843) ($308) Research and Development excluding specified items $9,145 $9,352 $9,201 Operating margin 31% 40% 41% Specified items (a) 10% 3% 1% Operating margin excluding specified items (b) 41% 43% 42% Bristol Myers Squibb Company Reconciliation of Certain GAAP Line Items to Certain Non-GAAP Line Items 21 (a): An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measure are available on our website at bms.com/investors. (b): Operating margin on Specified Items represents the difference between the GAAP and Non-GAAP operating margin (Unaudited, dollars in millions)